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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 1, 2001

IMC GLOBAL INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	1-9759	36-3492467
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 South Saunders Road
Suite 300
Lake Forest, Illinois 60045
(847) 739-1200
(Address of Principal Executive Offices, including Zip Code)
(Registrant's Telephone Number, Including Area Code)

Item 5.  Other Events and Regulation FD Disclosure.

    IMC Global Inc. (the "Company") entered into Amendment No. 1, Amendment No. 2 and Amendment No. 3 (collectively, the "Amendments") dated as of November 1, 2001, November 28, 2001 and December 5, 2001, respectively, to the Credit Agreement dated as of May 17, 2001, as amended (the "Credit Agreement"), by and among the Company, the Borrowing Subsidiaries party thereto, JPMorgan Chase Bank (successor to The Chase Manhattan Bank), as administrative agent, and Goldman Sachs Credit Partners L.P., as syndication agent. All capitalized terms used but not otherwise defined herein are defined in the Credit Agreement.

    The primary purposes of the Amendments were to amend certain provisions of the Credit Agreement in connection with the sale of the Company's salt business (the "Salt Disposition"), to ease certain financial covenants and other negative covenants contained in the Credit Agreement and to expand provisions permitting the use of a portion of the proceeds from the Salt Disposition to terminate one of the Company's facility leases.

Item 7.  Exhibits.

Exhibit No.	Description
4.ii.(a)	Amendment No. 1, dated as of November 1, 2001 to the Credit Agreement, dated May 17, 2001, by and among the IMC Global Inc., the borrowing subsidiaries party thereto, JPMorgan Chase, as administrative agent and Goldman Sachs Credit Partners L.P., as syndication agent
4.ii.(b)
Amendment No. 2, dated as of November 28, 2001 to the Credit Agreement, dated May 17, 2001, as amended, by and among the IMC Global Inc., the borrowing subsidiaries party thereto, JPMorgan Chase, as administrative agent and Goldman Sachs Credit Partners L.P., as syndication agent
4.ii.(c)
Amendment No. 3, dated as of December 5, 2001 to the Credit Agreement, dated May 17, 2001, as amended, by and among the IMC Global Inc., the borrowing subsidiaries party thereto, JPMorgan Chase, as administrative agent and Goldman Sachs Credit Partners L.P., as syndication agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IMC GLOBAL INC.

/s/ J. REID PORTER J. Reid Porter Executive Vice President and Chief Financial Officer

Date: December 19, 2001

Exhibit Index

Exhibit No.	Description	Incorporated Herein by Reference to	Filed with Electronic Submission
4.ii.(a)	Amendment No. 1, dated as of November 1, 2001 to the Credit Agreement, dated May 17, 2001, by and among the IMC Global Inc., the borrowing subsidiaries party thereto, JPMorgan Chase, as administrative agent and Goldman Sachs Credit Partners L.P., as syndication agent		X
4.ii.(b)
	Amendment No. 2, dated as of November 28, 2001 to the Credit Agreement, dated May 17, 2001, as amended, by and among the IMC Global Inc., the borrowing subsidiaries party thereto, JPMorgan Chase, as administrative agent and Goldman Sachs Credit Partners L.P., as syndication agent		X
4.ii.(c)
	Amendment No. 3, dated as of December 5, 2001 to the Credit Agreement, dated May 17, 2001, as amended, by and among the IMC Global Inc., the borrowing subsidiaries party thereto, JPMorgan Chase, as administrative agent and Goldman Sachs Credit Partners L.P., as syndication agent		X

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  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Exhibits.
SIGNATURES
Exhibit Index